                            Prudential Mutual Funds
------------------------------------------------------------------------------

                   PROSPECTUS SUPPLEMENT DATED JULY 23, 1999

Shareholder Guide

The section entitled 'Shareholder Guide' is amended as follows:

   The second through the sixth paragraphs under 'Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges' are amended to read in their entirety as follows:

     Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

   The following is added after the end of the first paragraph under 'Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges--Other Waivers':

         Class A shares may also be purchased at NAV by members of the Board of Directors of The Prudential Insurance Company of America.

         Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund 'wrap' or asset allocation programs and mutual fund 'supermarket' programs) may offer their clients more than one class of shares in the Fund(s) in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   The first two paragraphs under 'Alternative Purchase Plan--Class B and Class C Shares--Waiver of Initial Sales Charge--Class C Shares' are amended to read in their entirety as follows:

     Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
     (800) 353-2847.

MF990C8

   The first paragraph under 'Alternative Purchase Plan--Class Z Shares' is amended to read in its entirety as follows:

     Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund(s) as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      - Mutual fund 'wrap' or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

      - Mutual fund 'supermarket' programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

            Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund(s) in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

         Other Types of Investors. Class Z shares are also available for purchase by the following categories of investors:

            - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option;

            - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund); and

            - Prudential, with an investment of $10 million or more.

   The second paragraph under 'How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares' is amended to read in its entirety as follows:

         The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at
   (800) 353-2847.

         The CDSC will also be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, Prudential's Guaranteed Interest Account, Prudential's Guaranteed Insulated Separate Account or The Stable Value Fund.

   The section entitled 'How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class C Shares' is amended to read in its entirety as follows:

     Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at
     (800) 353-2847.

   Listed below are the names of the Prudential mutual funds and the dates of the prospectuses to which this supplement relates.

Name of Fund                                Prospectus Date
----------------------------------------    -------------------
Global Utility Fund, Inc.                   November 27, 1998
Prudential Balanced Fund                    September 29, 1998
Prudential Developing Markets Fund
  Prudential Developing Markets Equity
  Fund                                      June 26, 1998
  Prudential Latin America Equity Fund      June 26, 1998
Prudential Diversified Funds                October 5, 1998
  Prudential Diversified Conservative
  Growth Fund
  Prudential Diversified Moderate Growth
  Fund
  Prudential Diversified High Growth Fund

Name of Fund                                Prospectus Date
----------------------------------------    -------------------
Prudential Global Genesis Fund, Inc.        July 31, 1998
Prudential Natural Resources Fund, Inc.     July 31, 1998
Prudential Small Company Value Fund, Inc.   November 30, 1998
The Prudential Investment Portfolios, Inc.  August 6, 1998
  Prudential Active Balanced Fund
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income
  Fund